     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 3, 2001

                                                  REGISTRATION NO. 333- ________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                           MTI TECHNOLOGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                DELAWARE                                95-3601802
     (State or Other Jurisdiction of                 (I.R.S. Employer
     Incorporation or Organization)               Identification Number)

                            4905 EAST LA PALMA AVENUE
                            ANAHEIM, CALIFORNIA 92806
                                 (714) 970-0300
                    (Address of Principal Executive Offices)

                        2001 EMPLOYEE STOCK PURCHASE PLAN
                            2001 STOCK INCENTIVE PLAN
                              (Full Title of Plans)

                         -------------------------------

                                PAUL W. EMERY, II
                      CHIEF OPERATING OFFICER AND SECRETARY
                            4905 EAST LA PALMA AVENUE
                            ANAHEIM, CALIFORNIA 92806
                     (Name and Address of Agent for Service)

                                 (714) 970-0300
          (Telephone Number, Including Area Code, of Agent For Service)

                                    Copy to:
                            TAMARA POWELL TATE, ESQ.
                             MORRISON & FOERSTER LLP
                                  TWELFTH FLOOR
                            19900 MACARTHUR BOULEVARD
                          IRVINE, CALIFORNIA 92612-2445
                                 (949) 251-7500

                         -------------------------------

                         CALCULATION OF REGISTRATION FEE

===================================================================================================================
       TITLE OF EACH CLASS OF                                 MAXIMUM           PROPOSED MAXIMUM        AMOUNT OF
             SECURITIES                  AMOUNT TO        OFFERING PRICE       AGGREGATE OFFERING      REGISTRATION
          TO BE REGISTERED            BE REGISTERED(1)      PER UNIT(4)             PRICE(4)              FEE
-------------------------------------------------------------------------------------------------------------------

Common Stock, $.001 par value
  per share                         1,200,000 shares(2)        $1.32              $1,584,000            $396.00

Common Stock, $.001 par value
  per share                         4,000,000 shares(3)        $1.32              $5,280,000           $1,320.00

-------------------------------------------------------------------------------------------------------------------

(1) Pursuant to Rule 416(a) under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement includes an indeterminate number of additional shares which may be offered and issued to prevent dilution from stock splits, stock dividends or similar transactions as provided in the above-referenced plan.

(2) This total represents the amount of shares authorized to be issued under the Registrant's 2001 Employee Stock Purchase Plan.

(3) This total represents the amount of shares authorized to be issued under the Registrant's 2001 Stock Incentive Plan (which includes shares authorized to be issued under the Registrant's 2001 Non-employee Director Option Program, which is a part of the Registrant's 2001 Stock Incentive
     Plan).

(4) Estimated solely for the purpose of calculating the registration fee. Pursuant to Rule 457(c) and Rule 457(h) under the Securities Act, the proposed maximum offering price per share and the proposed maximum aggregate offering price have been determined on the basis of the average of the high and low prices reported on the Nasdaq National Market on July 30, 2001.

================================================================================

                                     PART I
                           INFORMATION REQUIRED IN THE
                            SECTION 10(a) PROSPECTUS

     The documents containing the information specified in this Part I of Form S-8 (plan information and registrant information and employee plan annual information) will be sent or given to employees as specified by Securities and Exchange Commission Rule 428(b)(1). Such documents need not be filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. These documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Part II of this Form S-8, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act of 1933, as amended (the "Securities Act").

                                     PART II
                           INFORMATION REQUIRED IN THE
                             REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed by the Registrant with the Commission are incorporated by reference herein:

     a. The Registrant's Annual Report on Form 10-K for the fiscal year ended April 7, 2001 which includes audited financial statements for the Registrant's latest fiscal year.

     b. All other reports filed by the Registrant pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since the end of the fiscal year covered by the audited financial statements described in (a) above.

     c. The description of the Registrant's Common Stock contained in the Registrant's Statement on Form 8-A, filed February 15, 1994 under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

     All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement, and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4. DESCRIPTION OF SECURITIES.

     Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Under Section 145 of the Delaware General Corporation Law, the Registrant has broad powers to indemnify its directors and officers against liabilities that they may incur in such capacities, including liabilities under the Securities Act. The Registrant's Restated Bylaws also provide for mandatory indemnification of its directors and executive officers, to the fullest extent permissible under Delaware law.

     The Registrant's Restated Certificate of Incorporation limits the liability of directors to the maximum extent permitted by Delaware law. Delaware law provides that directors of a company will not be personally liable to the company or its stockholders for monetary damages for breach of their fiduciary duties as directors, except liability for (i) any breach of their duty of loyalty to the company or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) unlawful payments of dividends or unlawful stock repurchases or redemptions or (iv) any transaction from which the directors derived an improper personal benefit. The Restated Certificate of Incorporation also provides that the Registrant shall indemnify any director or officer to the maximum extent provided by Delaware law, and that such right of indemnification shall continue as to a person who has ceased to be a director or officer of the Registrant. Responsibility for determinations with respect to such indemnification will be made by the Board of Directors.

     In addition the Registrant has entered into indemnity agreements with its directors and certain of its executive officers that require the Registrant to indemnify such persons against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred (including expenses of a derivative action) in connection with any proceeding, whether actual or threatened, to which any such person may be made a party by reason of the fact that such person is or was a director or officer of the Registrant or any of its affiliated enterprises, provided such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Registrant and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The indemnification agreements also set forth certain procedures that will apply in the event of a claim for indemnification thereunder.

     The Registrant has obtained a policy of directors' and officers' liability insurance that insures the Registrant's directors and officers against the cost of defense, settlement or payment of a judgement under certain circumstances.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.

ITEM 8. EXHIBITS.

     4.1 Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 of the Registrant's Registration Statement on Form S-1 (No. 33-75180)).

     4.2 Certificate of Amendment of Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit A of the Registrant's Information Statement on Schedule 14(c) filed with the Commission on April 3, 2000).

     4.3 Restated Bylaws of the Registrant (incorporated by reference to Exhibit 10.51 of the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended January 3, 1998).

     4.4 Specimen Stock Certificate (incorporated by reference to Exhibit 4.12 of the Registrant's Registration Statement on Form S-1 (No. 33-75180)).

     4.5 Specimen of the Amended Stock Certificate (incorporated by reference to Exhibit 4.6 of the Registrant's Annual Report filed on Form 10-K for the fiscal year ended April 7, 2001).

     4.6  Registrant's 2001 Stock Incentive Plan (incorporated by reference to
          Exhibit 10.30 of the Registrant's Annual Report filed on Form 10-K for the fiscal year ended April 7, 2001).

     4.7 Registrant's 2001 Non-Employee Director Option Program (incorporated by reference to Exhibit 10.31 of the Registrant's Annual Report filed on Form 10-K for the fiscal year ended April 7, 2001).

     4.8 Registrant's 2001 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.32 of the Registrant's Annual Report filed on Form 10-K for the fiscal year ended April 7, 2001).

     5.1  Opinion of Morrison & Foerster LLP

    23.1  Consent of Morrison & Foerster LLP (contained in Exhibit 5.1)

    23.2  Consent of KPMG LLP

    24.1  Power of Attorney (see Signature Page)

ITEM 9. UNDERTAKINGS.

     (a)  The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of the expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant, MTI Technology Corporation, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Anaheim, State of California, on August 1, 2001.

                                                 MTI TECHNOLOGY CORPORATION


                                                 By: /s/ Thomas P. Raimondi, Jr.
                                                     ---------------------------
                                                         Thomas P. Raimondi, Jr.
                                                         President, Chief
                                                         Executive Officer and
                                                         Director


                                POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints Thomas
P. Raimondi, Jr. and Dale Wight, and each of them, as attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendment to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming the said attorney-in-fact or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


Signature                        Title                         Date
---------                        -----                         ----

/s/ Thomas P. Raimondi, Jr.      President and Chief           August 1, 2001
----------------------------     Executive Officer and
Thomas P. Raimondi, Jr.          Director (Principal
                                 Executive Officer)


/s/ Dale Wight                   Chief Financial Officer       August 1, 2001
----------------------------     (Principal Financial and
Dale Wight                       Accounting Officer)

/s/ Franz Cristiani              Director                      August 1, 2001
----------------------------
Franz Cristiani

/s/ Val Kreidel                  Director                      August 1, 2001
----------------------------
Val Kreidel

/s/ Al Melrose                   Director                      August 1, 2001
----------------------------
Al Melrose

/s/ Raymond J. Noorda            Director                      August 3, 2001
----------------------------
Raymond J. Noorda

/s/ John Repp                    Director                      August 3, 2001
----------------------------
John Repp

/s/ Ralph J. Yarro, III          Director                      August 1, 2001
----------------------------
Ralph J. Yarro, III

                                INDEX TO EXHIBITS


  EXHIBIT
   NUMBER                              DOCUMENT
  -------                              --------

     4.1 Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 of the Registrant's Registration Statement on Form S-1 (No. 33-75180)).

     4.2 Certificate of Amendment of Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit A of the Registrant's Information Statement on Schedule 14(c) filed with the Commission on April 3, 2000).

     4.3 Restated Bylaws of the Registrant (incorporated by reference to Exhibit 10.51 of the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended January 3, 1998).

     4.4 Specimen Stock Certificate (incorporated by reference to Exhibit 4.12 of the Registrant's Registration Statement on Form S-1 (No. 33-75180)).

     4.5 Specimen of the Amended Stock Certificate (incorporated by reference to Exhibit 4.6 of the Registrant's Annual Report filed on Form 10-K for the fiscal year ended April 7, 2001).

     4.6  Registrant's 2001 Stock Incentive Plan (incorporated by reference to
          Exhibit 10.30 of the Registrant's Annual Report filed on Form 10-K for the fiscal year ended April 7, 2001).

     4.7 Registrant's 2001 Non-Employee Director Option Program (incorporated by reference to Exhibit 10.31 of the Registrant's Annual Report filed on Form 10-K for the fiscal year ended April 7, 2001).

     4.8 Registrant's 2001 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.32 of the Registrant's Annual Report filed on Form 10-K for the fiscal year ended April 7, 2001).

     5.1  Opinion of Morrison & Foerster LLP

    23.1  Consent of Morrison & Foerster LLP (contained in Exhibit 5.1)

    23.2  Consent of KPMG LLP

    24.1  Power of Attorney (see Signature Page)